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                                                                  Exhibit 23.0

[ROWLES LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Annapolis National Bancorp, Inc.
Annapolis, Maryland

        We hereby consent to the incorporation by reference in this Registration Statement on Form 10-KSB of our report, dated January 20, 2001, appearing in the annual report on Form 10-KSB of Annapolis National Bancorp, Inc. and Subsidiary for the years ended December 31, 1999 and 1998.

                             /s/ Rowles & Company
                             --------------------

Baltimore, Maryland
March 23, 2001